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                                                                    EXHIBIT 32.2


                CERTIFICATION REQUIRED BY 18 U.S.C. SECTION 1350
     (AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)
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I, Charles L. McNairy, as Executive Vice President, Treasurer and Chief
Financial Officer of Avatar Holdings Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

(1) the accompanying Report on Form 10-Q of the Company for the quarter ended June 30, 2003 (the "Report"), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 11, 2003


                                       /s/  Charles L. McNairy
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                                       Charles L. McNairy
                                       Executive Vice President, Treasurer and
                                       Chief Financial Officer